SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: March 12, 2007

GOLD STANDARD, INC.
(Exact Name of Registrant as Specified in its Charter)
Utah		87-0302579
(State of		(IRS Employer
Incorporation)		Identification No.)
514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China
(Address of principal executive offices)
86-451-82695010
Registrant’s Telephone Number

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On December 29, 2006 Gold Standard, Inc. completed a reverse merger in which the shareholders of Chang-On International Limited (“Chang-On”) received a majority of the capital stock of Gold Standard, Inc. in exchange for the outstanding capital stock of Chang-On.  At the time of the reverse merger, Kempisty & Company, CPAs, P.C. was the auditor of record for Chang-On and for its subsidiary, Harbin Hongbo Environment Protection Material, Inc. (“Hongbo”).  Accordingly, by reason of the reverse merger, Kempisty & Company, CPAs, P.C. became the principal independent accountant for Gold Standard, Inc.  Therefore, on March 12, 2007 the Board of Directors of Gold Standard, Inc. dismissed HJ & Associates, LLC from its position as the principal independent accountant for Gold Standard, Inc.

The audit report of HJ & Associates, LLC on Gold Standard, Inc.’s financial statements for the years ended October 31, 2006 and 2005 contained a modification expressing substantial doubt about Gold Standard, Inc.’s ability to continue as a going concern.  The audit report of HJ & Associates, LLC for the years ended October 31, 2006 and 2005 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above.  HJ & Associates, LLC did not, during the applicable periods, advise Gold Standard, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

Gold Standard, Inc. and HJ & Associates, LLC have not, during Gold Standard, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to HJ & Associates, LLC’s satisfaction, would have caused HJ & Associates, LLC to make reference to the subject matter of the disagreement in connection with its reports.

Gold Standard, Inc. has requested HJ & Associates, LLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not HJ & Associates, LLC agrees with the statements in this 8-K.  A copy of such letter dated March 13, 2007 is filed as exhibit 16 to this 8-K.

Gold Standard, Inc. has retained the firm of Kempisty & Company, CPAs, P.C. to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to December 29, 2006 did Gold Standard, Inc. consult with Kempisty & Company, CPAs, P.C.  regarding any matter of the sort described above with reference to HJ & Associates, LLC, any issue relating to the financial statements of Gold Standard, Inc., or the type of audit opinion that might be rendered for Gold Standard, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from HJ & Associates, LLC,  dated March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2007

GOLD STANDARD, INC.

By: /s/ Li Guomin

     Li Guomin, Chief Executive Officer